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                                                                   EXHIBIT 10.17

                ADDITIONAL SPACE AND LEASE MODIFICATION AGREEMENT

   AGREEMENT, dated as of this 16th day of May, 2000 between 75 BROAD, LLC, a New York limited liability company, having an office at 150 Broadway, 8th Floor, New York, New York 10038 (hereinafter called "Landlord"), and BRIDGEPOINT INTERNATIONAL (CANADA) INC. a Canadian corporation having an office at 1155 University, Suite 300, Montreal, Canada (hereinafter called "Tenant").

                              W I T N E S S E T H:

                                    WHEREAS:


1. Landlord and Tenant executed that certain lease dated as of January 18, 2000 (the "Lease") covering a portion of the l9th and 17th floors (the "Demised Premises") in the building known as

         67 a/k/a 75 Broad Street, New York, New York (the "Building");

2. Landlord and Tenant now desire to amend the Lease by adding other space in the Building to the Demised Premises and in certain other respects as hereinafter provided.

3. NOW, THEREFORE, in consideration of the mutual covenants herein contained, it is agreed as follows:

4. FIRST: Landlord hereby leases to Tenant and Tenant hereby hires from Landlord, a portion of the eighteenth (18th) floor of the Building as shown on the floor plan annexed hereto and made a part hereof as Exhibit A (the "Additional Space") for a term to commence on the date of execution of this Lease Amendment by Landlord and Tenant ("Additional Space Commencement Date") and to expire on the Expiration Date (as such term is defined in the Lease), (i.e., to be coterminous with the term of the Lease) unless sooner terminated, pursuant to any of the terms, covenants and conditions contained in the Lease, except as hereinafter provided.

SECOND: Effective from and after the Additional Space Commencement Date, the Lease shall be amended as follows:

A. The terms "demised premises" or "Demised Premises" as used in the Lease, shall now include the Additional Space for all purposes of the Lease, except as hereinafter expressly provided;

B. Tenant shall pay Fixed Rent solely with respect to the Additional Space commencing on the Additional Space Commencement Date as follows:

C. For the first (1st) Lease Year:

SEVENTEEN THOUSAND FIVE HUNDRED AND 00/100 ($17,500.00) DOLLARS PER ANNUM;

For the second (2nd) Lease Year:

SEVENTEEN THOUSAND NINE HUNDRED EIGHTY-ONE AND 25/100 ($17,981.25) DOLLARS PER ANNUM;

For the third (3rd) Lease Year:

EIGHTEEN THOUSAND FIVE HUNDRED TWENTY AND 69/100 ($18,520.69) DOLLARS PER ANNUM;

For the fourth (4th) Lease Year:

NINETEEN THOUSAND SEVENTY-SIX AND 31/100 ($19,076.31) DOLLARS PER ANNUM;

For the FIFTH (5th) Lease Year:

NINETEEN THOUSAND SIX HUNDRED FORTY-EIGHT AND 60/100 ($19,648.60) DOLLARS PER ANNUM;

For the sixth (6th) Lease Year:

TWENTY-ONE THOUSAND SEVEN HUNDRED THIRTY AND 18/100 ($21,730.18) DOLLARS PER ANNUM;

For the seventh (7th) Lease Year:

TWENTY-TWO THOUSAND THREE HUNDRED TWENTY-SEVEN AND 76/100 (22,327.76) DOLLARS PER ANNUM;

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For the eighth (8th) Lease Year:

TWENTY-THREE THOUSAND FORTY-NINE AND 66/100 ($23,049.66) DOLLARS PER ANNUM;

For the ninth (9th) Lease Year:

TWENTY-THREE THOUSAND SEVEN HUNDRED NINETY-FOUR AND 39/100 ($23,794.39) DOLLARS PER ANNUM;

For the balance of the term of the Lease i.e. through the Expiration

TWENTY-FOUR THOUSAND FIVE HUNDRED SIXTY-TWO AND 91/100 ($24,562.91) DOLLARS PER ANNUM;

Date:

         Solely for purposes of this Lease Amendment only, the terms "Lease Year" shall mean the twelve (12) month period commencing on the Additional Space Commencement Date and each successive twelve (12) month period thereafter.

         All Fixed Rent shall be payable in equal monthly installments in the time and manner provided for in the Lease. The first monthly installment of Fixed Rent shall be paid upon execution of this Lease Amendment.

         C. _______The term "Tenant's Proportionate Share" (as defined in
Article 39(A) 4 of the Lease) shall be increased by .08% to one and sixty-five hundredths (1.65%) percent;

         THIRD Landlord shall not be obligated to make any improvements or alterations to the Additional Space and Tenant agrees to accept possession of the Additional Space in its present "as-is" physical condition on the Additional Space Commencement Date.

         FOURTH: Subject to Article 3 of the Lease, Tenant shall use the Additional Space for the placement of its own HVAC system. On or prior to the Expiration Date, Tenant shall remove its HVAC system from the Additional Space and restore the Additional Space to the condition existing as of the date hereof; reasonable wear and tear excepted.

         FIFTH: Landlord and Tenant represent and warrant to each other that there was no broker responsible for bringing about this Agreement other than Newmark & Company Real Estate Inc.

         SIXTH: Except to the extent modified and amended by the foregoing, the Lease is hereby ratified and confirmed in all respects.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals as of the day and year first above written.

                                  LANDLORD:
                                  75 BROAD, LLC

                                   By:  /s/ Raymond Charles
                                       -----------------------------
                                       Name:  Raymond Charles
                                       Title: Partner


                                               TENANT:
                                   BRIDGEPOINT INTERNATIONAL (CANADA) INC.

                                   By:  /s/ Yves Grou
                                       -----------------------------
                                       Name:  Yves Grou
                                       Title: CEO



                                   By:  /s/
                                       -----------------------------
                                       Name:
                                       Title: